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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2003
                                                 ---------------

                               Clarus Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                        0-24277              58-1972600
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

One Pickwick Plaza, Greenwich, Connecticut                     06830
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:            (203) 302-2000
                                                              ------------------

                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of the Business Acquired

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

         Exhibit 99.1 Press Release dated August 19, 2003.

Item 9. Regulation FD Disclosure

         The information included in this section is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On August 19, 2003, the Registrant issued a press release correcting a typographical error included in its August 18, 2003 press release which announced financial results for the second quarter ended June 30, 2003. A copy of the press release announcing the correction is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2003

CLARUS CORPORATION

By:  /s/ Nigel P. Ekern
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Nigel P. Ekern,
Chief Administrative Officer

By: /s/Susan Luckfield
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Susan Luckfield, Controller


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                                  EXHIBIT INDEX

Exhibit 99.1      Press Release dated August 19, 2003